AMERITAS VARIABLE LIFE INSURANCE COMPANY
                               SEPARATE ACCOUNT V
                                     ENCORE!
                   Supplement to Prospectus dated May 1, 1997

            The prospectus is amended at page 19, in the last paragraph, to replace the sentence "In later Policy Years, the Specified Amount remaining in force following a decrease must be at least $400,000 for Insureds with an Issue Age 20-49 and $200,000 for those with Issue Ages of 50-80."

            with the sentence

            "In Policy Years four through ten, the Specified Amount remaining in force following a decrease must be at least $400,000 for Insureds with an Issue Age 20-49 and $200,000 for those with Issue Ages of 50-80."

            The following sentence of disclosure is also added: "After the tenth Policy Year, the Specified Amount may not be less than $100,000, regardless of age."

            The prospectus is further amended at page 23, in the last paragraph under the heading "Partial Withdrawals," to replace the sentence "In later Policy Years, the Specified Amount remaining in force following a partial withdrawal must be at least $400,000 for Insureds with an Issue Age of 20-49 and $200,000 for those with Issue Ages of 50-80."


            with the sentence


            "In Policy Years four through ten, the Specified Amount remaining in force following a partial withdrawal must be at least $400,000 for Insureds with an Issue Age of 20-49 and $200,000 for those with Issue Ages of 50-80."

            The following sentence of disclosure is also added: "After the tenth Policy Year, the Specified Amount remaining in force following a partial withdrawal must be at least $100,000, regardless of age."


            The date of the Supplement is September 2, 1997.